UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 15, 2008
SILICON IMAGE, INC.
(Exact name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

000-26887	77-0396307

(Commission File Number)	(IRS Employer Identification No.)

1060 East Arques Ave., Sunnyvale, CA	94085

(Address of Principal Executive Offices)	(Zip Code)
(408) 616-4000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT 10.01

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
     On February 15, 2008, Silicon Image, Inc. (“Registrant”) granted equity incentives to its named executive officers in the form of (i) options to purchase shares of the Registrant’s common stock and (ii) restricted stock units (“RSUs”), each of which RSU represents the right to receive one share of the Registrant’s common stock upon the vesting of such RSU. Each option and RSU is subject to the terms of the Registrant’s 1999 Equity Incentive Plan. The form of RSU grant agreement is attached hereto as Exhibit 10.01.
     The RSUs listed in the table below under the caption “RSU-1” will vest with respect to 25% of the underlying shares in 2009 if the Registrant meets both a specified 2008 revenue target and a specified 2008 operating margin percentage target (such targets, together, are referred to as “Objective 1”). An additional 50% of the underlying shares will vest in 2009 if the Registrant’s 2008 revenue growth and operating margin percentage exceed those of a specified list of other companies. The remaining 25% of the underlying shares of the RSU-1 grants will vest in 2009 if the Registrant’s 2008 revenue growth and operating margin percentage exceed, by a specified amount, those of the other companies.
     The RSUs listed in the table below under the caption “RSU-2” will vest on February 15, 2010 with respect to 33% of the underlying shares if the Registrant meets Objective 1. The remaining 67% of the underlying shares will vest if the Registrant meets both a specified 2009 revenue target and a specified 2009 operating margin percentage target.
     The RSUs listed in the table below under the caption “RSU-3” will not vest until February 15, 2010, at which time they will vest as to all of the underlying shares.
     Any shares issued pursuant to the RSU-2 and RSU-3 grants will be subject to a restriction that prohibits their transfer until after February 15, 2011.
     The stock options listed in the table below will vest as to 25% of the shares on February 15, 2009, and as to an additional 2.083% of the shares each month thereafter.
     No shares will vest as to any of the grants listed herein, upon any of the vesting dates or milestones, unless the recipient continues to provide services to the Registrant as of each vesting date or the date of the occurrence of the relevant milestone. The table below sets forth the number of shares of our common stock underlying each RSU-1, RSU-2, RSU-3 or stock option described above that was granted to each of our named executive officers.

				Stock
Name and Title	RSU-1	RSU-2	RSU-3	Options

Steve Tirado, Chief Executive Officer and Director	—	325,000	—	—
Harold Covert, Chief Financial Officer	—	227,500	97,500	—
J. Duane Northcutt, Chief Technology Officer	25,000	150,000	100,000	75,000

All Executive Officers as a Group	138,600	1,770,000	855,000	415,800

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(d)
     Exhibit.

Exhibit No.	Exhibit Title

10.01	Notice of Grant of Restricted Stock Units (For U.S. Participants).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2008	SILICON IMAGE, INC.
	By:	/s/ Edward Lopez
Edward Lopez
Chief Legal Officer

Exhibit List

Exhibit No.	Exhibit Title

10.01	Notice of Grant of Restricted Stock Units (For U.S. Participants).